UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 16, 2019

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)
.

Delaware	No. 001-34482	No. 13-3925979
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
.
Emerging growth company ☐
..
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
.
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
Vornado Realty Trust	Common Shares of beneficial interest, $.04 par value per share	VNO	New York Stock Exchange
Cumulative Redeemable Preferred Shares of beneficial interest, liquidation preference $25.00 per share
Vornado Realty Trust	5.70% Series K	VNO-PK	New York Stock Exchange
Vornado Realty Trust	5.40% Series L	VNO-PL	New York Stock Exchange
Vornado Realty Trust	5.25% Series M	VNO-PM	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2019, Vornado Realty Trust (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Meeting”). As of March 18, 2019, the record date for shareholders entitled to vote at the Meeting, there were 190,743,262 common shares of beneficial interest, par value $0.04 per share (the “Shares”), outstanding and entitled to vote. Of the Shares entitled to vote at the Meeting, 177,258,072, or approximately 93% of the Shares, were present or represented by proxy. There were four matters presented and voted on. Set forth below is a brief description of each matter voted on, the voting results with respect to each such matter and other required information.

Proposal 1 – Election of nine nominees to serve on the Board of Trustees for a one-year term expiring at the 2020 annual meeting of shareholders of the Company and until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Steven Roth	158,354,121	12,084,165	6,819,786
Candace K. Beinecke	150,925,461	19,512,825	6,819,786
Michael D. Fascitelli	166,666,682	3,771,604	6,819,786
William W. Helman IV	168,431,729	2,006,557	6,819,786
David M. Mandelbaum	154,550,843	15,887,443	6,819,786
Mandakini Puri	168,952,234	1,486,052	6,819,786
Daniel R. Tisch	151,695,613	18,742,673	6,819,786
Dr. Richard R. West	152,176,512	18,261,774	6,819,786
Russell B. Wight, Jr.	161,588,766	8,849,520	6,819,786

Proposal 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2019.

	For	Against	Abstain
Votes Cast	167,699,695	9,469,058	89,319

Proposal 3 – Non-binding, advisory resolution on executive compensation.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	110,812,508	58,848,550	777,228	6,819,786

Proposal 4 – Approval of the Company's 2019 Omnibus Share Plan.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	164,360,066	5,918,790	159,430	6,819,786

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)

Date: May 16, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant) By: VORNADO REALTY TRUST, Sole General Partner

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)

Date: May 16, 2019